UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 25, 2014 (November 21, 2014)

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32421	58-2342021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718 New York, NY	10170
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(212) 201-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

Fusion Telecommunications International, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the "Meeting") on November 21, 2014, at 3:00 p.m., New York city time.  The Meeting was held at the Company's principal office located at 420 Lexington Avenue, Suite 1718, New York, New York 10170.

Three proposals were presented for consideration and adopted by the Company's stockholders at the Meeting:

1.           the election of nine (9) Director nominees to hold office until the Company’s next Annual Meeting of Stockholders;

2.           the ratification of the engagement of EisnerAmper LLP (“EA”) to act as the Company’s Independent Registered Public Accountant for the year ending December 31, 2014; and

3.           a proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company to 50,000,000;

The number of shares cast for and withheld, as well as the number of broker non-votes, as to Proposal One is as follows:

Proposal to elect nine (9) Director nominees to hold office until the Company’s next Annual Meeting of Stockholders	Votes For	Votes Withheld	Broker Non-Votes
Marvin S. Rosen	6,209,764	172,056	931,135
Philip D. Turits	6,210,222	171,598	931,135
Matthew D. Rosen	6,208,072	173,748	931,135
E. Alan Brumberger	6,209,412	172,408	931,135
Jack Rosen	6,209,072	172,748	931,135
Paul C. O’Brien	6,209,412	172,408	931,135
Michael J. Del Giudice	6,209,120	172,700	931,135
Larry Blum	6,210,196	171,624	931,135
William Rubin	6,210,196	171,624	931,135

The number of shares cast for and against, as well as the number of abstentions and broker non-votes as to each of Proposals Two and Three is as follows:

Proposal to ratify the engagement of EA to act as the Company’s Independent Registered Public Accountant for the year ending December 31, 2014	Votes For	Votes Against	Abstentions	Broker Non-Votes
	7,127,466	151,592	33,897	0

Proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company to 50,000,000	Votes For	Votes Against	Abstentions	Broker Non-Votes
	6,668,648	619,612	24,695	0

Each of the matters presented at the Meeting were approved by more than 90% of the shares voted at the Meeting.

Item 9.01                      Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment filed November 25, 2014 increasing the number of authorized shares of common stock to 50,000,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

November 25, 2014	By:	/s/ Gordon Hutchins, Jr.
Gordon Hutchins, Jr.
President, Chief Operating Officer and Acting Chief Financial Officer